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                                                                   EXHIBIT 10.48

                             STOCK OPTION AGREEMENT

                  AGREEMENT made as of the 15th day of November, 2002, by and between LADENBURG THALMANN FINANCIAL SERVICES INC., a Florida corporation (the "Company"), and ___________ (the "Director").

                  WHEREAS, on November 15, 2002 (the "Grant Date"), pursuant to the terms and conditions of the Company's 1999 Performance Equity Plan (the "Plan"), the Compensation Committee (the "Committee") of the Board of Directors of the Company authorized the grant to the Director of an option (the "Option") to purchase an aggregate of 20,000 shares of the authorized but unissued Common Stock of the Company, $.0001 par value (the "Common Stock"), conditioned upon the Director's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan; and

                  WHEREAS, the Director desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

                  IT IS AGREED:

                  1. GRANT OF STOCK OPTION. The Company hereby grants the Director the Option to purchase all or any part of an aggregate of 20,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

                  2. NON-INCENTIVE STOCK OPTION. The Option represented hereby is not intended to be an option which qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended.

                  3. EXERCISE PRICE. The exercise price of the Option shall be $0.22 per share, subject to adjustment as hereinafter provided.

                  4. EXERCISABILITY. This Option is exercisable, subject to the terms and conditions of the Plan, on and after November 15, 2003. After the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on November 15, 2012 (the "Exercise Period").

                  5. TERMINATION DUE TO DEATH. Upon the death of the Director, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Director under the will of the Director, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon death.

                  6. WITHHOLDING TAX. Not later than the date as of which an amount first becomes includable in the gross income of the Director for Federal income tax purposes with respect to the Option, the Director shall pay to the Company, or make arrangements satisfactory to the Committee regarding the



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payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Director from the Company.

                  7. ADJUSTMENTS. In the event of any change in the shares of Common Stock of the Company as a whole occurring as the result of a stock split, reverse stock split, stock dividend payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event, the Company shall proportionally adjust the number and kind of Option Shares and the exercise price of the Option in order to prevent the dilution or enlargement of the Director's proportionate interest in the Company and his rights hereunder, provided that the number of Option Shares shall always be a whole number.

                  8. METHOD OF EXERCISE.

                           8.1. NOTICE TO THE COMPANY. The Option shall be
exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

                           8.2. DELIVERY OF OPTION SHARES. The Company shall
deliver a certificate for the Option Shares to the Director as soon as practicable after payment therefor.

                           8.3. PAYMENT OF PURCHASE PRICE.

                                    8.3.1. CASH PAYMENT. The Director shall make
cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                                    8.3.2. CASHLESS PAYMENT. At the election of
the Director, the purchase price for any or all of the Option Shares to be acquired may be paid by the surrender of shares of Common Stock of the Company held by or for the account of the Director with a "fair market value" equal to the purchase price multiplied by the number of Option Shares to be purchased. "Fair market value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last day trading day preceding such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Company shall determine, in good faith. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.




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                                    8.3.3. PAYMENT PRICE OF WITHHOLDING TAX. Any
required withholding tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1. and 8.3.2.

                                    8.3.4. EXCHANGE ACT COMPLIANCE.
Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"); (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

                  9. NONASSIGNABILITY. Except as may be set forth in the next sentence of this Section, the Option shall not be transferable by the Director except by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Director's lifetime, only by the Director (or, to the extent of legal incapacity or incompetency, the Director's guardian or legal representative). Notwithstanding the foregoing, the Director, with the approval of the Committee, may transfer the Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Director's Immediate Family (as defined in the Plan), or (ii) to an entity in which the Director and/or members of the Director's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, provided that such transfer is being made for estate, tax and/or personal planning purposes and will not have adverse tax consequences to the Company and subject to such limits as the Committee may establish and the execution of such documents as the Committee may require. In such event, the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer.

                  10. COMPANY REPRESENTATIONS. The Company hereby represents and warrants to the Director that:

                           (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                           (ii) the Option Shares, when issued and delivered by the Company to the Director in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

                  11. DIRECTOR REPRESENTATIONS. The Director hereby represents and warrants to the Company that:

                           (i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

                           (ii) he has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 12 months and all reports issued by the Company to its stockholders;

                           (iii) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom is available



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         thereunder and that the Company is under no obligation to register the
         Option Shares for sale under the 1933 Act;

                           (iv) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                           (v) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                           (vi) the certificates evidencing the Option Shares shall bear the following legends:

                           "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                           "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of November 15, 2002, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

                  12. RESTRICTION ON TRANSFER OF OPTION SHARES. Anything in this Agreement to the contrary notwithstanding, the Director hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Director has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt. Further, the Director agrees that he shall abide by all of the Company's policies in effect at the time he acquires any Option Shares and thereafter, including the Company's Insider Trading Policy, with respect to the ownership and trading of the Company's securities.



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                  13. MISCELLANEOUS.

                           13.1. NOTICES. All notices, requests, deliveries,
payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Director at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                           13.2. PLAN PARAMOUNT; CONFLICTS WITH PLAN. This
Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

                           13.3. SHAREHOLDER RIGHTS. The Director shall not have
any of the rights of a shareholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                           13.4. WAIVER. The waiver by any party hereto of a
breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                           13.5. ENTIRE AGREEMENT. This Agreement constitutes
the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Director and the Company.

                           13.6. BINDING EFFECT; SUCCESSORS. This Agreement
shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

                           13.7. GOVERNING LAW. This Agreement shall be governed
by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

                           13.8. HEADINGS. The headings contained herein are for
the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.



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                  IN WITNESS WHEREOF, the parties hereto have signed this
Agreement as of the day and year first above written.

Director:                      Ladenburg Thalmann Financial Services Inc.



                               By:
                                  --------------------------------------------

--------------------
                                    Victor M. Rivas
                                    President and Chief Executive Officer

Address of Director:





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                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION


--------------------
      DATE


Ladenburg Thalmann Financial Services Inc.

Attention:  Board of Directors

                      Re:     PURCHASE OF OPTION SHARES

Gentlemen:

         In accordance with my Stock Option Agreement dated as of November 15, 2002 ("Agreement") with Ladenburg Thalmann Financial Services Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.0001 per share ("Common Stock"), which are being purchased for investment and not for resale.

         As payment for my shares, enclosed is (check and complete applicable box[es]):

         o a [personal check] [certified check] [bank check] payable to the order of "Ladenburg Thalmann Financial Services Inc." in the sum of $_________;

         o        confirmation of wire transfer in the amount of $_____________;
                  and/or

         o certificate for ____ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Company's 1999 Performance Equity Plan) of $_________.

         I hereby represent, warrant to, and agree with, the Company that:

                  (i) I am acquiring the Option Shares for my own account and not with a view towards the distribution thereof;

                  (ii) I have received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 12 months and all reports issued by the Company to its stockholders;

                  (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act; (iv) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (v) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                  (vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1999 Performance Equity Plan and this Agreement; and

                  (vii) the certificates evidencing the Option Shares shall bear the following legends:

                      "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                      "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of November 15, 2002, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

         Kindly forward to me my certificate at your earliest convenience.

                                       Very truly yours,


------------------------------         ------------------------------
(Signature)                                     (Address)

------------------------------         ------------------------------
(Print Name)                                    (Address)

                                       ------------------------------
                                          (Social Security Number)


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